UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 7, 2014

GREAT PLAINS HOLDINGS, INC.
 (Exact name of registrant as specified in its charter)

Nevada4060 NE 95th Rd, Wildwood, FL	000-51872	87-0645394
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4060 NE 95th Rd, Wildwood, FL	34785
(Address of principal executive offices)	(Zip Code)

(352) 561-8182
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On March 17, 2014, our board of directors authorized the issuance of 10,000 shares of our Series A Preferred Stock, as more fully discussed in Item 5.03 below, to the following and in the amounts reflected below:

Recipient	Number of Shares
Kent Campbell(1)	6,000
Denis Espinoza(2)	4,000

(1)	Kent Campbell is the Company’s Chief Executive Officer and a Director of the Company.
(2)	Denis Espinoza is the President, Chief Operations Officer and a Director of the Company.

The issuances of the Series A Preferred Stock discussed in Item 1.01 were exempt from registration, under the Securities Act of 1933, in reliance on an exemption provided by Section 4(a)(2) of that act.

Related Party Transaction Disclosure:

Mr. Kent Campbell is the Company’s Chief Executive Officer and a Director of the Company.  Mr. Campbell has beneficially received 6,000 shares of the Series A Preferred Stock of the Company.  Mr. Denis Espinoza is the President, Chief Operations Officer and a Director of the Company.  Mr. Espinoza has received 4,000 shares of the Series A Preferred Stock of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 17, 2014, the Company filed a Certificate of Designation, Preferences, and Rights of Series A Preferred Stock under its Amended and Restated Articles of Incorporation (the “Certificate of Designation”) with the State of Nevada to designate 1,000,000 Series A Preferred Stock which was returned to the Company by Nevada file stamped April 4, 2014. The Certificate of Designation and their filing were approved by the board of directors of the Company on March 17, 2014, without shareholder approval, as provided for in the Company’s articles of incorporation and under Nevada law.

Description of Series A Preferred Stock

The 1,000,000 shares of Series A Preferred Stock have the following the designations, rights, and preferences:

•	the stated value of each share is $0.001,
•	each share shall entitle the holder thereof to 300 votes on all matters submitted to a vote of the stockholders of the Company,
•
except as otherwise provided in the Certificate of Designation, in the Company’s Articles, or by law, the holders of Series A Preferred Stock shall have general voting rights and shall vote together as one class, with all holders of shares of any other capital stock of the Company, on all matters submitted to a vote of stockholders of the Company, and

•	the holders of the Series A Preferred Stock shall not have any conversion rights.

The foregoing description of the Certificate of Designation of Series A Preferred Stock are qualified in their entirety by reference to such certificate which is filed as Exhibit 3.1, respectively, hereto and are incorporated herein by reference.

Item 9.01             Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

3.1	Certificate of Designation, Preferences, and Rights of Series A Preferred Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS HOLDINGS, INC.
Date: April 8, 2014	By: /s/ Kent Campbell
Kent Campbell, Chief Executive Officer